Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
Note 9. Income Taxes
The components of net loss before income tax are as follows:

	Year Ended December 31,
	2023	2022
Domestic (UK)	$(10,267)	$(18,018)
Foreign	259	270

Net loss before income tax	$(10,008)	$(17,748)

The components of income tax expense are as follows:

Year Ended December 31,
	2023	2022
Current income taxes
Domestic (UK)	$—	$—
U.S.	—	—
Foreign	—	—
Deferred income taxes
Domestic (UK)	—	—
Foreign	—	—

Income tax expense	$—	$—

As of December 31, 2023 and 2022 the tax effects of temporary differences and carryforwards that give rise to significant portions of the Company’s deferred tax assets were as follows:

(in thousands)	December 31, 2023	December 31, 2022
Deferred tax assets
Stock-based compensation	$480	$955
PP&E and other accrued liabilities	899	642
Intangibles	780	1,659
Warrant revaluation	(2,895)	(947)
Tax loss carry forward	42,978	32,307

Total deferred tax assets	42,242	34,616
Valuation allowance	(42,242)	(34,616)

Net deferred tax assets	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Management currently believes that since the Company has a history of losses, it is more likely than not that the deferred tax assets relating to the loss carryforwards and other temporary differences will not be realized in the foreseeable future. Therefore, the Company provided a full valuation allowance to reduce the deferred tax assets as of December 31, 2023 and 2022.
The United Kingdom’s Finance Act 2021, which was enacted on June 10, 2021, maintained the corporate income tax rate at 19% up until the tax year commencing April 1, 2023, at which point the rate rose to 25%. As of December 31, 2023, the Company used a 25% and 21% tax rate in respect of the measurement of deferred taxes existing in the U.K. and the U.S., respectively, which reflects the currently enacted tax rates and the anticipated timing of the reversing of the deferred tax balances.

The following is a reconciliation of income tax expense computed at the UK statutory rate (2023: 23.5%
(pro-rated),
2022: 19%) compared to the Company’s income tax expense as reported in its consolidated statements of operations and comprehensive loss:

	Year Ended December 31,
	2023	2022
Net loss before income tax	$(10,008)	$(17,748)
Statutory rate	23.50%	19.00%

Expected income tax recovery	(2,352)	(3,372)
Impact on income tax expense/recovery from
Change in valuation allowance	7,617	4,327
Permanent differences	4	408
U.S. state taxes (net of FBOS)	1,394	(1,114)
Tax rate difference in foreign jurisdictions	(974)	(248)
Change of tax rate due to U.S. tax reform	—	4
Change in equity compensation	123	752
Change in operating losses	(94)	(133)
Change of tax rate from prior year	(6,635)	(624)
Deferred tax adjustments	760	—
Non-deductible transaction costs	157	—

Income tax expense	$—	$—

At December 31, 2023 and 2022, there were no known domestic or foreign uncertain tax positions and the Company has not identified any tax positions for which it is reasonably possible that a significant change will occur during the next 12 months. The Company’s position is to record penalties and interest on any uncertain tax position, if any, to general and administrative expense in the consolidated statements of operations.
At December 31, 2023, the Company had cumulative UK, US federal, various US state, and Switzerland net operating loss carryforwards (“NOLs”) of approximately $125.2 million, $33.5 million, $60.3 million, and less than $0.1 million, respectively, available to reduce UK, US federal, US state and Switzerland taxable income, respectively. The UK NOLs do not expire. Of the $33.5 million of US federal NOLs, $27.7 million have an unlimited carryforward and the remaining NOLs are subject to expiration through 2037. Of the $60.3 million of US state NOLs, $29.2 million have an unlimited carryforward and the remaining NOLs are subject to expiration through 2043.
In general, an ownership change, as defined by Section 382 of the Internal Revenue Code, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. In the second quarter of 2023, the Company conducted a study to assess whether a change of control has occurred. The Company concluded that it had experienced a change of control, as defined by Section 382, and utilization of certain net operating loss carryforwards would be subject to an annual limitation under Section 382. The Company determined that the limitation was immaterial to its consolidated financial statements. As no study has been completed subsequent to the second quarter of 2023, additional ownership change limitations may result from ownership changes that have occurred, or may occur in the future.
Research and development credits
The Company carries out extensive research and development activities and may benefit from the UK research and development tax relief regime, whereby the Company can receive an enhanced UK tax deduction on its research and development activities. Qualifying expenditures comprise of chemistry and manufacturing consumables, employment costs for research staff, clinical trials management, and other subcontracted research expenditures. Where the Company is loss making for the period it can elect to surrender taxable losses for a refundable tax credit. The losses available to surrender are equal to the lower of the sum of the research and development qualifying expenditure and enhanced tax deduction and the Company’s taxable losses for the period with the tax credit for December 31, 2023 available at a rate of 14.5%. The credit therefore gives a cash flow advantage to Company at a lower rate than would be available if the enhanced losses were carried forward and relieved against future taxable profits.
The Company accounts for research and development tax credits at the time its realization becomes probable (Note 2). Due to the uncertainty of the approval of these tax credit claims and the potential that an election for a tax credit in the form of cash is not made, the Company did not record a receivable for the 2023 tax year at December 31, 2023.